                                                              NO. CSW-9

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE 12,500 SHARES
                               OF COMMON STOCK OF
                                  F5 LABS, INC.
       (VOID AFTER THE EARLIER OF 2-25-2009 OR INITIAL REGISTRATION UNDER
                              THE SECURITIES ACT.)

         This certifies that PSINet Inc., a New York corporation (the "Holder") having a place of business at 510 Huntmar Park Drive, Herndon, VA, 20170, or its assigns, for value received, is entitled to purchase from F5 Labs, Inc., a Washington corporation (the "Company"), having a place of business at 200 First Avenue West, Suite 500, Seattle, WA 98119, a maximum of twelve thousand five hundred (12,500) fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") for cash at a price of $8.00 per share (the "Stock Purchase Price") at the earlier of (i) the time the Company files a registration statement covering the Common Stock under the Securities Act, or (ii) at any time or from time to time after December 31, 1999 up to and including 5:00 p.m. (Pacific time) November 1, 2008. This Warrant will expire on the earlier of such registration or November 1, 2008 ("Expiration Date"). In the event that the Expiration Date of this Warrant falls on a day which is not a Business Day, the Expiration Date shall be adjusted to the Business Day immediately following such Expiration Date. As used herein, the term "Business Day" means each day other than a Saturday, Sunday or other day on which banks in the location of the principal offices of the Company are legally authorized to close. This Warrant may be exercised upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

         This Warrant is subject to the following terms and conditions:

         1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         1.1 GENERAL. This Warrant is exercisable at the option of the holder of record hereof, as described above, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Subscription Form delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

         1.2 NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

               X = Y(A-B)
                   ------
                      A


        Where     X=       the number of shares of Common Stock to be issued
                           to the Holder

                  Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A= the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                  B= Stock Purchase Price (as adjusted to the date of such calculation)

         2. For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Common Stock is traded on a securities exchange or the Nasdaq National Market System, the value shall be deemed to be the average of the closing sale prices for the Common Stock over the 5-day period ending one (1) days prior to the proposed effective date for the net issue exercise described above. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation, as amended. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

         3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

         (A) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

         (B) any cash paid or payable otherwise than as a cash dividend; or

         (C) Common Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which the Holder would hold on the date of such exercise had the Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

         3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (a "Change"), then lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall, until the consummation of such Change, provided adequate notice thereof is given as provided below, have the right to elect to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. Unless exercised prior to such Change, provided adequate notice thereof is given as provided below, this Warrant will expire.

         3.4 NEW ISSUANCE OR SALE. If the Company shall issue or sell any shares of Common Stock, excluding any stock issued under any employee stock option or other compensation plan, for a consideration per share less than the Stock Purchase Price in effect at such date, as specified herein, or without condiseration, such Stock Purchase Price shall forthwith be reduced to a price determined by dividing:

         (A) an amount equal to (i) the number of shares of Common Stock outstanding immediatley prior to such issuance or sale multiplied by the Stock Purchase Price, plus, (ii) the consideration, if any, received by the Company upon such issuance or sale, by

         (B) the number of shares of Common Stock outstanding immediately after such issuance or sale.

         Upon each such subsequent issue and sale of shares of Common Stock of the Company for a consideration per share less than the Stock Purchase Price then in effect as so adjusted, or without consideration, the Stock Purchase Price as so adjusted shall be forthwith reduced in the same manner as specified above.

         3.5 OTHER EVENTS. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the other provisions of this Section 3 are not strictly applicable or if strictly applicable, would not adequately protect from dilution the exercise rights of the Holder in accordance with the intent and principles of such provision, then the Board of Directors of the Company shall make an equitable adjustment in the application of such provisions, so as to protect the exercise rights as aforesaid, but in no event shall such adjustment have the effect off overriding the Stock Purchase Price.

NOTICES OF ADJUSTMENT.

         (A) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

         (B) The Company shall give written notice to the Holder at least 10 business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. (C) The Company shall also give written notice to the Holder at least 30 business days prior to the date on which a Change shall take place. 4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

         5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

         6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Subject to Aticle 3 of this Warrant, nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

         7. WARRANTS TRANSFERABLE. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), only with the prior written consent of the Company, provided that no such consent is required after the Company has filed a registration statement under the Securities Act and such registration statement has become effective. Subject to the foregoing, each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant.

         8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant shall survive the exercise of this Warrant.

         9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered personally, by confirmed facsimile or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

         11. BINDING EFFECT ON SUCCESSORS. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

         12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Washington, without regard to conflicts of laws principles.

         13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor and amount, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

         15. REPRESENTATIONS AND WARRANTIES OF THE HOLDER.

         15.1 PURCHASE FOR OWN ACCOUNT. The Holder represents that it is acquiring this Warrant and the Common Stock issuable upon conversion of the Warrant (collectively, the "Securities") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention. The foregoing shall in no way predjudice the Holder's rights at all times to sell or other wise dispose of all or any part of such securities under a registration under the Securities Act or an exemption from such registration.

         15.2 INFORMATION AND SOPHISTICATION. The Holder acknowledges that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to acquire the Warrant. The Holder represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and to obtain any additional information necessary to verify the accuracy of the information given the Holder. The Holder further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

         15.3 ABILITY TO BEAR ECONOMIC RISK. The Holder acknowledges that investment in the Warrant involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

         15.4 FURTHER LIMITATIONS ON DISPOSITION. The Holder has been informed that under the Securities Act, the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by the Holder of the Securities. The Holder further agrees that the Company may refuse to permit the Holder to sell, transfer or dispose of the Securities (except as permitted under Rule 144) unless there is in effect a registration statement under the Securities Act and any applicable state securities laws covering such transfer, or unless the Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

         15.5 LIMITATION ON DISPOSITION POST REGISTRATION. The Holder acknowledges and agrees that the Company (or a representative of the underwriters) may, in connection with the Company's registration of any securities of the Company under the Securities Act, require that the Holder not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Holder, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. The Holder further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Holder's Common Stock until the end of such period.

         15.6 EXPERIENCE. The Holder is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 25th day of February , 1999.

                                                  F5 LABS, INC.


                                                  By: /s/ Jeffrey Hussey
                                                      Jeffrey Hussey

                                                  Title: CEO

                                                  ACKNOWLEDGED AND AGREED:

                                                  PSINET, INC.

                                                  By:    /s/ Michael Mael
                                                     --------------------------
                                                  Title: V.P. Web Services
                                                        -----------------------

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                                  Date:                  ,
                                                        -----------------  -----


F5 Labs, Inc.
200 First Avenue West
Suite 500
Seattle, WA 98119
Attn:  Brian Dixon

Ladies and Gentlemen:

/ / The undersigned hereby elects to exercise the warrant issued to it by F5 Labs, Inc. (the "Company") and dated November 1, 1998, Warrant No. CS-___ (the "Warrant") and to purchase thereunder __________________________________ shares of the Common Stock of the
         Company (the "Shares") at a purchase price of _________ Dollars ($____) per Share (the "Purchase Price").

/ / The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 1.2 of the Warrant.

         Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below.
         -----------------------------------
                                    (Name)

Pursuant to the terms of the Warrant, the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                                              Very truly yours,

                                              PSINet Inc.

                                              By:
                                                 -----------------------------
                                              Title:
                                                    --------------------------

                                    EXHIBIT B

                            INVESTMENT REPRESENTATION

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO F5 LABS, INC. ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED NOVEMBER 1, 1998, WILL BE ISSUED.

                                                                          , 19
                                                                  ---- ---    --
F5 Labs, Inc.
200 First Avenue West
Suite 500
Seattle, WA 98119
Attn:  Brian Dixon

Ladies and Gentlemen:

         The undersigned, PSINet Inc.or its assigns (the "Purchaser"), intends to acquire up to ___________ (___________) shares of the Common Stock (the "Common Stock") of F5 Labs, Inc. (the "Company") from the Company pursuant to the exercise or conversion of certain Warrants to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

         Purchaser is acquiring the Common Stock for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law. The foregoing shall in no way prejudice the Holder's rights at all times to sell or otherwise dispose of all or any part of such securities under a registration under the Securities Act or an exemption from such registration.

         Purchaser has been advised that the Common Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

         Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule

144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

         Purchaser also understands and agrees that there will be placed on the certificate(s) for the Common Stock, or any substitutions therefor, a legend stating in substance:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. These shares have been acquired for investment purposes only and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

         Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.

                                      Very truly yours,

                                      PSINet Inc.

                                      By:
                                         ------------------------------

                                      Title:
                                            ---------------------------

                    Amendment to PSINet Inc. Warrant

This Amendment to PSINet Inc. Warrant ("Amendment") by and between F5 Networks, Inc., (formerly F5 Labs, Inc.) a Washington corporation, ("F5") and PSINet Inc., a New York corporation, ("PSI") is effective as of March 1, 1999. This Amendment amends the terms of that certain Warrant dated February 25, 1999 to purchase 12,500 shares of F5 common stock that was granted by F5 to PSI ("Warrant").

F5 and PSI agree that the term "Expiration Date" as used in the Warrant will be amended to mean the earlier of the date that is two years from the effective date of F5's initial registration under the Securities Act or February 25, 2009. All other terms and conditions of the Warrant will remain in full force and effect.

Acknowledged and Agreed:


F5 Networks, Inc.


By:    /s/  Robert Chamberlain
    ------------------------------
     Robert Chamberlain
     Vice President of Finance and
     Chief Financial Officer


PSINet Inc.


By: /s/ Kathleen B. Horne
   -------------------------------
   Kathleen B. Horne
   Vice President and
   Deputy General Counsel